U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 23, 2003
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                                 ASPENBIO, INC.
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               (Exact Name of Registrant as Specified in Charter)


                         Commission file number: 0-50019
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            Colorado                                    84-1553387
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(State or other jurisdiction of             (I.R.S. Employer Identification No.)

incorporation or organization)


1585 S. Perry Street, Castle Rock, CO                                    80104
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(Address of principal executive offices)                              (Zip Code)

                                 (303) 794-2000
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               Registrant's telephone number, including area code

                                 AspenBio, Inc.

                    Information to be Included In the Report

Item 5.  Other Events and Regulation FD Disclosure.
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     On June 20, 2003,  the Company  issued a news  release,  a copy of which is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.
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(c)  Exhibits.

     10.22. Lock-Up Agreement, dated June 9, 2003, between Roger D. Hurst and AspenBio.

     10.23. Lock-Up Agreement, dated June 9, 2003, between Diane Newman and G. Michael Newman and AspenBio, Inc.

     10.24. Lock-Up Agreement, dated June 9, 2003, between Mark Colgin and Deborah Colgin and AspenBio, Inc.

     10.25. Option and Lock-Up Agreement, dated June 9, 2003, between MCL Trust and AspenBio.

     10.26. Promissory Note, dated June 12, 2003, by AspenBio, Inc. to Roger Hurst in the principal amount of $956,759.68.

     10.27. Voting Agreement, dated June 18, 2003, between Roger D. Hurst and AspenBio, Inc.

     99.1    News Release, dated June 23, 2003.


                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                      AspenBio, Inc.
                                                      (Registrant)


Date: June 23, 2003                                   /s/ Roger D. Hurst
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      President                                       Roger D. Hurst